LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013 and May 9, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013 and May 9, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Effective May 15, 2013, the sections of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Sam Peters, CFA, and Albert Grosman are portfolio managers for the fund and share day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Managing Director and Senior Portfolio Manager for LMCM and became a portfolio manager for the fund in 2005. Mr. Grosman is a Managing Director and Portfolio Manager for LMCM and became a portfolio manager for the fund in 2011.

Brian Lund, CFA, is assistant portfolio manager for the fund. Mr. Lund is a Director and Senior Research Analyst for LMCM and became an assistant portfolio manager for the fund in May 2013. Mr. Lund provides the portfolio managers with research and investment assistance.

Effective May 15, 2013, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Portfolio managers

Sam Peters, CFA, and Albert Grosman are the portfolio managers for the fund and share day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Managing Director and Senior Portfolio Manager for LMCM and became a portfolio manager for the fund in 2005. Mr. Grosman is a Managing Director and Portfolio Manager for LMCM and became a portfolio manager for the fund in October 2011.

Brian Lund, CFA, is assistant portfolio manager for the fund. Mr. Lund is a Director and Senior Research Analyst for LMCM and became an assistant portfolio manager for the fund in May 2013. Mr. Lund provides the portfolio managers with research and investment assistance.

Mr. Peters has been employed by LMCM since April 2005. Mr. Peters also serves as portfolio manager for the Legg Mason Capital Management Value Trust. Prior to joining LMCM in April 2005, Mr. Peters worked for Fidelity Management & Research as a portfolio manager.

Mr. Grosman joined LMCM in 2007 as a security analyst. In July 2009, Mr. Grosman was named portfolio manager for LMCM’s small cap equity strategy. Prior to joining LMCM, Mr. Grosman worked as an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

Mr. Lund joined LMCM in 2004 as a Research Analyst. Before joining LMCM, Mr. Lund worked for Morningstar, Inc. as an Equity Analyst covering gaming, lodging, and leisure firms, and as a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000-2001.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

Please retain this supplement for future reference.

LMFX015529

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